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Exhibit 4

 Common Stock                                                       Common Stock
    Number                                                             Shares

______________            Alliance Bancshares California            ____________

              Incorporated under the laws of the State of California

                                                                 See Reverse for
                                                             Certain Definitions

                                                                 CUSIP _________

This certifies that:

is the record holder of:

                     shares of no par value common stock of
                         Alliance Bancshares California

hereinafter designated the "Company", transferable on the share register of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. By the acceptance of this Certificate, the holder hereof assents to and agrees to be bound by all of the provisions of the Articles of Incorporation and all amendments thereto.

      Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

      Dated:

      Michael L. Abrams    Alliance Bancshares California    Curtis S. Reis
      Secretary                                              President and Chief
                                                             Executive Officer

                                  Incorporated
                                February 17, 2000
                                   California

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common     UNIF GIFT MIN ACT - _______Custodian_______
                                                         (Cust)
(Minor)
TEN ENT   - as tenants by the entireties                  under Uniform Gifts to
                                                         Minors Act ____________
JT TEN    - as joint tenants with right                                (State)
            of survivorship and not as
            tenants in common

     Additional abbreviations may also be used though not in the above list.

      For valued received, _________________ hereby sell, assign and transfer unto

Please insert social security or other
   identifying number of assignee

_______________________________________

________________________________________________________________________________
  (Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________Attorney to transfer said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________

                             ___________________________________________________
                             Notice: The signature to this assignment must
                                     correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed

By______________________________________________________ The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan association and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15.